Petroleum Development Corporation
2009 Analyst Day
March 19, 2009
NASDAQ:PETD

Disclaimer
The following information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Management’s current expectations and beliefs, as well as a number of assumptions concerning future events.
These statements are based on certain assumptions and analyses made by Management in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances.  However, whether actual results and developments will conform with Management’s expectations and predictions is subject to a number of risks and uncertainties, general economic, market or business conditions; the opportunities (or lack thereof) that may be presented to and pursued by Petroleum Development Corporation; actions by competitors; changes in laws or regulations; and other factors, many of which are beyond the control of Petroleum Development Corporation.
You are cautioned not to put undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied, as more fully discussed in our safe harbor statements found in our SEC filings, including, without limitation, the discussion under the heading “Risk Factors” in the company’s annual report on Form 10-K and in subsequent Form 10-Qs. All forward-looking statements are based on information available to Management on this date and Petroleum Development Corporation assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward looking statements, whether as a result of new information, future events or otherwise.
The SEC permits oil and gas companies to disclose in their filings with the SEC only proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. The Company uses in this presentation the terms “probable” and “possible” reserves, which SEC guidelines prohibit in filings of U.S. registrants. Probable reserves are unproved reserves that are more likely than not to be recoverable. Possible reserves are unproved reserves that are less likely to be recoverable than probable reserves. Estimates of probable and possible reserves which may potentially be recoverable through additional drilling or recovery techniques are by nature more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company. In addition, the Company’s reserves and production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.
This material also contains certain non-GAAP financial measures as defined under the Securities and Exchange Commission rules.

Welcome
•	Peter Schreck ,Vice President – Finance and Treasurer
•	Introductions
–	Richard W. McCullough, Chairman and CEO
–	Gysle R. Shellum, Chief Financial Officer
–	Barton R. Brookman, Senior Vice President, Exploration and Production
See Slide 2 regarding Forward Looking Statements

Rick McCullough
Chairman & Chief Executive Officer

PDC History Snapshot
•	NASDAQ:PETD
•	Founded in 1969
•	Market cap of $166.7 million at 3/16/09
•	Operate in the Rockies, Appalachia and Michigan
•	A leading producer in the Rocky Mountain region
•	Reported record results in 2008 and exited the year with strong balance sheet metrics and liquidity
•	Outstanding financial, technical and operating teams built in the past five years
See Slide 2 regarding Forward Looking Statements

2008 Fundamentals

	2008	2007	2006
Production (Bcfe)	38.7	28.0	17.0
Proved Reserves (Bcfe)	753	686	323
Realized Gas Prices (Mcfe)(1)	$8.66	$6.52	$6.91
Adj. EBITDA ($ millions)(2)	$192.5	$104.2	$80.3
Adj. Cash Flow from Operations ($ millions)(2)	$106.0-131.0	$95.6	$29.8
Adjusted Cash Flow from Operations, per diluted share (2)	$13.48	$6.44	$2.00
Stock Price(3)	$79.09 - $11.50	$61.91 - $35.73	$47.44 - $32.12
(1)	Equivalent prices including oil sales, natural gas liquids and realized derivative gains and losses. Excludes non-realized derivative gains & losses
(2)	See slides 66 and 67 for GAAP reconciliation of Adjusted EBITDA and Adjusted Cash Flow, respectively. Gain on leasehold sales excluded.
(3)	Hi-low range, per year.
See Slide 2 regarding Forward Looking Statements

2009 Will Be Challenging
•	2008 – superior growth year
–	Production/Revenues
–	EBITDA/CASH FLOW
–	EPS/CFPS
•	2009 will be a challenging year
–	Valuable hedges - $153.5 MM MTM at 12/31/08
–	CAPEX reduced 50-60%, to $120 MM
–	Current strong liquidity position; will monitor it closely
–	Bank borrowing base redetermination in April
–	Substantial cost reduction/operational enhancement efforts underway
See Slide 2 regarding Forward Looking Statements

Cost Control and Operational Enhancements
•	Implementing an internal strategic reassessment process
–	Measuring activities based on their contribution to shareholder value
–	Entire company involved
–	Will drive future decision making
•	Review of all major elements of cost
•	Basin by basin operational enhancement review
–	Costs; logistics; marketing
See Slide 2 regarding Forward Looking Statements

Bart Brookman
Senior V.P. Exploration & Production
2008 Operations Review
See Slide 2 regarding Forward Looking Statements

Core Operating Regions {graphic}
2008 Proved Reserves – 753 Bcfe
Appalachian Basin 15%
Rocky Mountains 82%
Michigan Basin 3%

2008 Production – 38.7 Bcfe
Appalachian Basin 10%
Rocky Mountains 86%
Michigan Basin 4%

Rocky Mountains
2007 Proved Reserves: 559 Bcfe
2007 Production: 23.5 Bcfe
2008 Proved Reserves: 620 Bcfe
2008 Production: 33.2 Bcfe

Michigan Basin
2007 Proved Reserves: 24 Bcfe
2007 Production: 1.7 Bcfe
2008 Proved Reserves: 20 Bcfe
2008 Production: 1.6 Bcfe

Appalachian Basin
2007 Proved Reserves: 103 Bcfe
2007 Production: 2.7 Bcfe
2008 Proved Reserves: 113 Bcfe
2008 Production: 3.9 Bcfe
See Slide 2 regarding Forward Looking Statement

Operating Highlights {graphic}
Historical Drilling
	Net Wells	Gross Wells
2002	14	70
2003	30	111
2004	45	158
2005	111	242
2006	138	231
2007	278	349
2008	333	379
2009E	139-150	155-166

2008 Production increased 38% to 38.7 Bcfe
2008 Proved reserves increased 10% to 753 Bcfe

2008 Drilling Activity
Gross Wells Drilled - 379
Net Wells Drilled - 333
Development - 357
Exploratory – 22

Planned 2009 Drilling Activity
Gross Wells – 105-155
Net Wells – 89-139
See Slide 2 regarding Forward Looking Statement

Net Production {graphic}
See Slide 2 regarding Forward Looking Statement

Production By Basin – Bcfe
Area	2007	2008	% Increase/ (Decrease)	2009E	% Increase/ (Decrease)
Eastern (App/MI)	4.4	5.5	25%	6.0	9%
Wattenberg	11.1	15.4	39%	15.4	0%
Piceance	8.2	12.5	52%	15.4-16.4*	23%-31%
NECO	3.6	5.0	39%	5.3-5.8	6%-16%
Other	0.6	0.3	-50%	0.4	33%
TOTAL	28.0	38.7	38%	42.5-44	10%-14%
*Production assumes further drilling in the Piceance in 2009. No Piceance rigs are operating currently.  If 2009 prices do not justify restarting the Piceance drilling program, the Company may deploy Piceance budgeted capital expenditures to other basins.
Bcfe = One billion cubic feet of natural gas equivalent.
See Slide 2 regarding Forward Looking Statement

2008 Well Summary
Operating Area	YE2008 Gross Wells	2008 Gross Wells Drilled	2008 Net Wells Drilled	2009 Gross Wells Drilled
Grand Valley	285	62	54	0
Wattenberg	1,390	149	123	93
NECO	717	98	88	0 - 50
Appalachia	2,090	62	62	12
Michigan	210	2	2	0
Other	20	6	4	0
Total	4,712	379	333	105 - 155
See Slide 2 regarding Forward Looking Statement

YE2008 Reserves Total Proved By Basin {graphic}
753 Bcfe
Piceance, 373, 50%
NECO, 47, 6%
Appalachia, 113, 15%
Michigan, 20, 3%
Wattenberg, 199, 26%
Other, 1, 0%
See Slide 2 regarding Forward Looking Statement

YE2008 Proved Reserves
•	Proved reserves improved 10% from 2007 levels
•	PDPs improved 6% from 2007 levels
•	Downward revisions of approximately 75 Bcfe due to reduced commodity pricing and increased costs
•	Upward operational revisions were 41 Bcfe
•	Extensions/additions were 139 Bcfe
•	Reclassified PDNPs (Recompletions and Refracs) in Wattenberg to PUDs

Summary Reserve Data
Area	2007 YE	2008 YE	% Growth	% Developed	% Natural Gas
Rockies	559	620	11%	38%	86%
Appalachia	103	113	10%	65%	100%
Michigan	24	20	(17)%	100%	99%
Total	686	753	10%	44%	88%
(1)	Independent reserve engineer’s estimates
See Slide 2 regarding Forward Looking Statement

YE2008 Proved Reserves By Basin – Bcfe
	PDP		PDNP		PUD		Total Proved
Area	2007	2008	2007	2008	2007	2008	2007	2008
Eastern (App/MI)	83	73	22	21	22	39	127	133
Wattenberg	71	79	48	1	78	118	196	199
Piceance	84	107	8	6	202	260	294	373
NECO	43	40	8	3	16	5	67	47
Other	2	1	0	0	0	0	2	1
TOTAL	283	299	85	31	318	423	686	753
% Total Proved	41%	40%	12%	4%	46%	56%	100%	100%
Bcfe = One billion cubic feet of natural gas equivalent.
See Slide 2 regarding Forward Looking Statement

YE2008 3P Reserves By Basin – Bcfe

	Total Proved		Proved + Probable		Proved + Probable + Possible
Area	2007	2008	2007	2008	2007	2008
Eastern (App/MI)	127	133	127	146	127	156
Wattenberg	196	199	282	236	298	241
Piceance	294	373	444	485	499	538
NECO	67	47	94	57	119	74
Other	2	1	2	1	2	1
TOTAL	686	753	948	925	1,044	1,009
Bcfe = One billion cubic feet of natural gas equivalent.
See Slide 2 regarding Forward Looking Statement

F&D Costs
	2008	2007	2006	2005
Acquisition of Properties	(in millions)
Proved Properties	$13.0	$257.3	$0.8	$1.6
Unproved Properties	―	13.7	11.9	16.9
Development Costs	257.9	194.0	114.5	68.6
Exploration Costs
Exploratory Drilling	15.6	13.0	18.7	12.9
Geological & Geophysical	2.1	6.3	2.2	0.0
Total Costs Incurred	$288.7	$484.3	$148.1	$100.0

*Additions to Reserves (Bcfe)	107.4	396.3	66.9	80.3
F&D Cost ($/Mcfe)	2.69	1.22	2.21	1.25
Additions to reserves = year-end proved reserves + production + dispositions to partnerships - beginning of year reserves
See Slide 2 regarding Forward Looking Statement

Acreage Inventory

Area	Lease Gross Acres	PDC Net Acres	Net Developed Acres	Net Undeveloped Acres	State
Grand Valley	7,826	7,826	2,660	5,166	Colorado
Wattenberg	75,919	67,418	43,458	23,960	Colorado
NECO	141,654	112,474	19,276	93,198	Colorado/Kansas
Michigan	26,793	23,253	14,795	8,458	Michigan
New York	19,546	16,612	0	16,612	New York
North Dakota	75,132	51,094	4,767	46,327	North Dakota
Appalachian Basin	120,745	115,763	112,989	2,774	WV / PA
Wyoming	19,479	19,253	95	19,159	Wyoming
Texas Barnett	12,490	9,550	400	9,150	Texas
Total	499,584	423,244	198,440	224,804
			PDC TOTAL NET	423,244
See Slide 2 regarding Forward Looking Statement

2009 CAPEX
	2008	2009	%Change
Net Development Capital (MM$)	258	90 to 102	-65% to -60%
Exploration, Land, G&G (MM$)	18	5	-72%
Acquisitions	13	0	-100%
Miscellaneous Capital (MM$)	34	13	-62%
Total Net Capital (MM$)	$323	$108 to $120	-67% to -63%
See Slide 2 regarding Forward Looking Statement

Operations Forecast
2008 vs. 2009
	2008	2009E	% Change
Total Net Production (Bcfe)	39	42.5 – 44	10% - 14%
Gross Exit Rate (MMcfe/d)	214	180 – 184	-16% to -14%
Net Exit Rate (MMcfe/d)	122	109 – 112	-11 to -8%
Net Development Capital (MM$)	$258	$90 - $102	-65% to -60%
Gross Number of Drilling Projects Gross	379	105 - 155	-72 to -59%
Gross Number of Other Projects	165	40	-76%
See Slide 2 regarding Forward Looking Statement

Three Region Focus
Rocky Mountains
–	Grand Valley Field – Piceance Basin
–	Wattenberg Field – DJ Basin
–	NECO – DJ Basin
Appalachian Basin
Michigan Basin
See Slide 2 regarding Forward Looking Statement

Grand valley Field {graphic}
See Slide 2 regarding Forward Looking Statement

Grand valley Field {graphic}
Gross operated wells at year end - 285
Undeveloped acreage - 5,166
449 undeveloped 10 acre locations
359 PDC, 90 PDC and Partners (18 net PDC)
 377 total net PDC
Number of  net remaining locations
•	PUD - 232
•	Probable - 100
•	Possible - 45
See Slide 2 regarding Forward Looking Statement

Key Economics Parameters
Grand Valley Field
•	Reserves per well* - 1.5 Bcfe
•	IP rate* - 982 Mcfed
•	Gross Cost Per Well - $2.5 MM
•	Working Interest - 84%
•	Net Revenue Interest - 70%
•	Operation Cost/Well/Month - $3,400
•	Well Life* - 40 Years
*Mesa type curve
See Slide 2 regarding Forward Looking Statement

2009 Proposed Development Grand Valley Field
	2008	2009	% Change
Total Net Production (Bcfe)	12.5	16.1	29%
Net Exit Rate (MMcfe/d)	42.8	38.3	-11%
Total Net Capital (MM$)	$110.7	$33.7	-70%
Drilling Projects, Gross (Net)	62 (54)	0 (0)	-100%
See Slide 2 regarding Forward Looking Statement

Wattenberg Field {graphic}
See Slide 2 regarding Forward Looking Statement

Wattenberg Field {graphic}
Gross Operated wells at year end - 1,321
Undeveloped acreage - 23,960
Undeveloped locations - 1,566
754 PDC, 393 PDC and Partners (145 Net PDC)
 899 total net PDC
Number of net remaining locations - 899
•	PUD - 383
•	Probable - 392
•	Possible - 124
See Slide 2 regarding Forward Looking Statement

Key Economics Parameters
Wattenberg Field – Codell/Niobrara
•	Reserves per well* - 0.275 Bcfe
•	IP rate* - 140 Mcfd, 17 Bbl/d
•	Gross Cost Per Well - $625K
•	Working Interest - 84%
•	Net Revenue Interest - 67%
•	Operation Cost/Well/Month - $900
•	Well Life* - 30 Years
*67W Codell/Niobrara type curve
See Slide 2 regarding Forward Looking Statement

2009 Proposed Development Wattenberg Field
	2008	2009	% Change
Total Net Production (Bcfe)	15.4	15.4	0%
Net Exit Rate (MMcfe/d)	47.1	43.2	-8%
Total Net Capital (MM$)	$107.2	$53.1	-50%
Drilling Projects, Gross (Net)	149 (123)	93 (72)	-38% (-41%)
Other Projects, Gross (Net)	106 (102)	0 (0)	-100%
See Slide 2 regarding Forward Looking Statement

NECO Area {graphic}
See Slide 2 regarding Forward Looking Statement

NECO Area {graphic}
Gross operated wells at year end -  500
Undeveloped acreage - 93,198
Undeveloped locations - 289
No Partnerships
Number of Remaining Net Locations - 271
•	PUD - 45
•	Probable - 74
•	Possible – 152
See Slide 2 regarding Forward Looking Statement

Key Economics Parameters
NECO Area
•	Reserves per well* - 0.188 Bcfe
•	IP rate* - 93 Mcfd
•	Gross Cost Per Well - $240K
•	Working Interest - 94%
•	Net Revenue Interest - 77%
•	Operation Cost Well/Month - $920
•	Well Life* - 25 Years
*Shallow Niobrara type curve
See Slide 2 regarding Forward Looking Statement

2009 Proposed Development NECO Area
	2008	2009E	% Change
Total Net Production (Bcfe)	5.0	5.3 to 5.8	6% to 16%
Net Exit Rate (MMcfe/d)	14.9	14.2 to 17.2	-5% to 15%
Total Net Capital (MM$)	$18.1	$0 to $12.0	-100% to -34%
Drilling Projects, Gross	98	0 to 50	-100% to -49%
See Slide 2 regarding Forward Looking Statement

Appalachian Operating Area {graphic}
See Slide 2 regarding Forward Looking Statement

Appalachian Operating Area {graphic}
Gross operated wells at year end - 2,114
Undeveloped acreage - 2,774
Undeveloped locations (No Partnerships) - 547
Number of remaining locations
•	PUD - 375
•	Probable - 94
•	Possible - 76
See Slide 2 regarding Forward Looking Statement

Key Economics Parameters
Appalachian Basin
•	Reserves per well* - 0.185 Bcfe
•	IP rate* - 115 Mcfd
•	Gross Cost Per Well - $300K
•	Working Interest - 100%
•	Net Revenue Interest - 85%
•	Operation Cost Well/Month - $345
•	Well Life* - 51 Years
*Harrison County Devonian Shale Type Curve
See Slide 2 regarding Forward Looking Statement

2009 Proposed Development  Appalachian Basin
	2008	2009	% Change
Total Net Production (Bcfe)	3.9	4.4	13%
Net Exit Rate (MMcfe/d)	11.7	11.7	0%
Total Net Capital (MM$)	$18	$7.1	-61%
Drilling Projects, Gross (Net)	62 (62)	12 (12)	-81%
Other Projects, Gross (Net)	21 (21)	40 (40)	90%
See Slide 2 regarding Forward Looking Statement

Michigan {graphic}
See Slide 2 regarding Forward Looking Statement

Michigan {graphic}
Gross operated wells at year end - 210
Undeveloped acreage - 8,458
Undeveloped locations - 0
See Slide 2 regarding Forward Looking Statement

2009 Proposed Development  Michigan Basin
	2008	2009	% Change
Total Net Production (Bcfe)	1.6	1.5	-6%
Net Exit Rate (MMcfe/d)	4.4	4.1	-7%
Total Net Capital (MM$)	$0.2	$0	-100%
Drilling Projects, Gross (Net)	0 (0)	0 (0)	0%
See Slide 2 regarding Forward Looking Statement

Other Operating Areas
•	North Dakota
–	51,094 acres Burke County
–	Exploration drilling in 2009
•	Barnett
–	9,550 acres Erath County
–	No planned activity 2009
See Slide 2 regarding Forward Looking Statement

2009 Operations Guidance
•	42.5–44 Bcfe total production
•	Capex of $108 - $120 MM
•	105 - 155 wells
•	Significant Capex slowdown
•	Focus on drilling costs/LOE reductions
•	Capex expected to be in line with anticipted cash flow
•	Flexibility to adjust Capex to respond to market conditions
See Slide 2 regarding Forward Looking Statement

Marcellus Shale Highlights
•	Two vertical wells completed and on line
–	Initial rates from 376 Mcfd to 232 Mcfd
•	One vertical well completed and on flow back
•	One vertical well waiting on completion
•	Typical shale analysis being conducted
–	Two cores currently being evaluated
–	Shale indicators have provided positive feedback
•	Electric logs
•	Gas analysis
•	Early core data
See Slide 2 regarding Forward Looking Statement

Future Plans
Marcellus Shale
•	Drill five additional vertical tests
–	Evaluate greater geographic area
–	Test completion types
–	Continue to establish shale quality
•	Determine proper location for horizontal test
•	Establish midstream and downstream strategy for full development
See Slide 2 regarding Forward Looking Statement

2009 Cost Management
	Capital		Lease Operating Expense
	Projected Cost Reduction Per Well by July 2009	Projected % Savings by July 2009	Projected Cost Savings Per Month by July 2009	Projected % Savings Per Month by July 2009
Piceance	$590,000	22	$176,000	15
Wattenberg	168,000	20	210,000	14
NECO	51,000	21	62,000	13
East	37,050	9	98,000	10

See Slide 2 regarding Forward Looking Statement

Takeaways
•	PDC’s inventory is low risk, predictable reserve projects
–	2009 Capex is dramatically reduced
•	Lower natural gas prices
•	Capital cost increases 2005 – 2008
•	Capital market environment
•	PDC has built an exceptional technical/geoscience team over the past several years
–	Prepared for increased activity on existing assets
–	Apply organizational strength to possible acquisitions
•	2009 Capex will be reduced with intensified focus on:
–	Capital cost improvements
–	Production engineering / production optimization
–	LOE improvements
•	Marcellus shale provides production / reserve opportunity
–	Define opportunity in 2009
–	Partial to full implementation in 2010
•	PDC is proactively managing operations as the market fluctuates
–	Rockies rig count is dramatically reduced
–	Costs are improving very quickly
–	PDC is maintaining full operational flexibility
–	Every project is evaluated as market fluctuates
See Slide 2 regarding Forward Looking Statement

Gysle Shellum
Chief Financial Officer

2008 Summary Financial Results
($ in millions, except for per share data)
	Year Ended December 31,
	2008	2007*
Income from operations	$202.3	$60.8
Net income	$113.3	$33.2
Diluted earnings (per share)	$7.63	$2.24
Production (Bcfe)	38.7	28.0
Realized gas prices (per Mcfe) (1)	$8.66	$6.52
Unrealized hedging gains	$118.4	($4.4)
(1)	Equivalent prices including oil sales, natural gas liquids and realized derivative gains and losses. Excludes non-realized derivative gains & losses
*2007 data includes a $33 million gain on leasehold sales.
See Slide 2 regarding Forward Looking Statement

2008 Summary Financial Results
($ in millions, except for per share data)
	Year Ended December 31,
	2008	2007
O&G Revenues	$321.9	$175.2
O&G Production & Well Operating Costs	$78.2	$49.3
O&G Operating Margin(1)	$243.7	$125.9
Adjusted Net Income(2)	$44.6	$37.5
Adjusted Cash Flow from Operations(2)	$200.1	$95.6
Adjusted Cash Flow from Operations (per share) (2)	$13.48	$6.44
DD&A	$104.6	$70.8
G&A	$37.7	$31.0
(1)	O&G operating margin is defined as O&G sales less O&G production and well operations costs.
(2)	See slides 66 - 68 for GAAP reconciliation of Adjusted EBITDA, Adjusted Cash Flow and Adjusted Net Income, respectively.
See Slide 2 regarding Forward Looking Statement

Energy Market Exposure {graphic}
Percentage of Mcfe Sold by Market (for Twelve Months Ended December 31, 2008)
Colorado Interstate Gas (CIG), 39%
Crude Oil, 16%
NYMEX, 10%
Mid Continent, 12%
San Juan Basin / Southern California, 16%
Mich-Con, 4%
Colorado Liquids, 2%
Other, 1%
See Slide 2 regarding Forward Looking Statement

Debt Maturity Schedule ($ in millions) {graphic}
•	$375 million revolver matures November 4, 2010
•	Maturity schedule reflects:
–	Mitigation of liquidity risk
–	Diversification of funding sources
•	As of December 31, 2008:
–	$195 MM drawn balance

–	$51 MM cash balance
–	$231MM available liquidity
•	April 2009 borrowing base redetermination
See Slide 2 regarding Forward Looking Statement

CAPEX Spending & Production Growth
	2008	2007	2006
CAPEX Total ($MM)	$323	$239	$147
CAPEX Developmental ($MM)	$258	$194	$115

Organic Production Growth(1)	38%	32%	20%
Total Production Growth(1)	38%	65%	24%
(1) Internal estimate.
See Slide 2 regarding Forward Looking Statement

2009 Guidance
See Slide 2 regarding Forward Looking Statement

2009 Assumptions(1)
•	Reserves, production and capital expenditures per the internal operational plan
•	Production taxes and direct operating costs determined on a field-by-field basis
•	SG&A flat with 2008
•	DD&A based on field-by-field depreciation analysis
(1) The Company does not intend to update these estimates during the year.
See Slide 2 regarding Forward Looking Statement

2009 Assumptions(1), cont’d.
•	Revolver interest rate at pricing grid plus LIBOR spread
•	$203 MM Senior Notes interest yield of 12.25%
•	2009 commodity pricing based on high and low NYMEX Gas/Oil cases
•	Differentials (NYMEX Gas/Oil) determined on field by field basis, averaged 21% / 12% for gas and oil, respectively
•	50% of exploration expenditures expensed. No production or reserve impacts from exploration activities
See Slide 2 regarding Forward Looking Statement

Derivative Positions (as of March 16, 2009, in MMBtu)
•	PDC’s implemented hedge positions provide stable, predictable cash flows(1)

			Floors		Ceilings		Swaps
Index	Begin	End	Quantity (000’s)	$ Price	Quantity (000’s)	$ Price	Quantity (000’s)	$ Price
CIG	Jan-09	Mar-11	13,798	6.08	13,798	9.62	13,050	6.14
CIG - Basis	Apr-10	Dec-13					23,168	(1.88)
NYMEX – Gas	Jan-09	Mar-12	4,719	7.88	4,719	13.78	6,781	8.37
PEPL – Gas	Jan-09	Mar-11	3,730	6.56	3,730	11.08	2,110	8.50
NYMEX – Oil (1)	Jan-09	Dec-10					6,390	15.27
(1)	Conversion factor for oil: 1 barrel = 6.0 MMBtu
See Slide 2 regarding Forward Looking Statement

2009 Earnings Guidance
	Low	High

Total E&P Revenue	$233	$274

Production Taxes	10	13
Operating Expenses	61	61
G&A	34	38
EBITDAX	$128	$162

Exploration Expense	5	5
DD&A	108	108
Net Interest Expense	34	33
Taxes	(5)	4
Net Income	($14)	$12
Stock-based Compensation	5	5
DD&A	108	108
Exploratory / Dry Hole Cost	5	6
Other	1	(4)
Cash Flows from Operations	$105	$127
OP CFPS	$7.06	$8.54
See Slide 2 regarding Forward Looking Statement

Adjusted EBITDA {graphic} $ in millions
2009E - $124-$153
2008 - $311
2007* - $138
•	EBITDA represents Net Income + Interest Expense + Income Taxes + Depreciation, Depletion and Amortization
•	2008’s EBITDA reflects higher prices of 30% and higher production of 38% vs. 2007
•	2009’s EBITDA reflects higher production offset by lower prices vs. 2008
*2007 includes a gain on sale of leaseholds of $33 MM.  2008 includes an unrealized derivative gain of $118 MM
Note:  See slide 68 for GAAP reconciliation.
See Slide 2 regarding Forward Looking Statement

Adjusted Cash Flow from Operations {graphic} $ in Millions
2009E - $106-$133
2008 - $200
2007 - $96
•	Adjusted cash flow from operations represents cash flow from operations before impact of working capital
Note: See slide 67 for GAAP reconciliation
See Slide 2 regarding Forward Looking Statement

Costs Related to Oil and Gas Drilling (per Mcfe)
	2009E	2008	2007
Average lifting costs	$0.98	$1.07	$0.90
DD&A (O&G properties only)	$2.44	$2.51	$2.37
See Slide 2 regarding Forward Looking Statement

2009 Guidance
Qualitative Comments
•	Strong financial position
–	Conservative relative debt metrics support opportunistic growth strategy
–	Strong relative liquidity position
•	Existing reserve base provides significant growth potential
–	Predictable low-risk production profile
•	Realized prices will have greatest impact on results
See Slide 2 regarding Forward Looking Statement

2008 Financial Results
APPENDIX

Adjusted EBITDA Reconciliation ($ in millions)

	2009E		2008	2007
	Low	High
Net income	($14.0)	$12.0	$113.3	$33.2
Gain on sale of leaseholds	-	-	-	(33.3)
Unrealized derivative (gain) loss	-	-	(118.4)	4.4
Interest, net	34.0	33.0	27.5	6.6
Income taxes	(5.0)	4.0	61.5	21.0
Depreciation	108.0	108.0	104.6	70.8
Other	1.0	(4.0)	4.0	1.5
EBITDA	124.0	153.0	192.5	104.2
See Slide 2 regarding Forward Looking Statement

Adjusted Cash Flow Reconciliation
($ in millions)
	2009E	2008	2007
Net Cash provided by Operating Activities	$105.0 - $127.0	$139.1	$60.3
Changes in Assets & Liabilities Related to Operations	$1.0 - $6.0	61.0	35.3
Adjusted Cash Flow from Operations	$106.0 - $133.0	$200.1	$95.6
See Slide 2 regarding Forward Looking Statement

Adjusted Net Income Reconciliation
($ in millions)
	2009E	2008	2007
Net income	$(14) to $12	$113.3	$33.2
Unrealized derivative (gain) loss	-	(118.4)	4.4
Tax effect(1)	-	45.7	(1.6)
Other	-	4.0	1.5
Adjusted net income	$(14) to $12	$44.6	$37.5
1`
(1)	Tax rate exclusive of discrete items.
See Slide 2 regarding Forward Looking Statement

2007-2009E Financial Metrics {graphic}
Production (Bcfe)
2007 – 305
2008 – 323
2009E – 42.5-44.0

Oil& Gas Revenue ($MM)
2007 – 175
20080 - 322
2009E – 233-274

EBITDAX ($MM)
2007 – 155
2008 – 352
2009E – 128-162

CAPEX ($MM)
2007 – 305
2008 – 323
2009E – 108-120
See Slide 2 regarding Forward Looking Statement

2007-2009E Operating & Credit Metrics {graphic}
Total Operating Costs ($/Mcfe)
2007 – 6.23
2008 – 6.86
2009E – 5.07-5.27

Total Debt / Cap (%)
2007 – 37
2008 – 44
2009E – 46-49

Production Cost ($/Mcfe)
2007 – 1.76
2008 – 2.02
2009E – 1.58-1.65

Total Debt / EBITDAX(1)
2007 – 1.5
2008 – 1.1
2009E – 2.6-3.3
(1) Earnings before interest, taxes, depreciation, depletion and amortization and exploration expense
See Slide 2 regarding Forward Looking Statement

Petroleum Development Corporation
2009 Analyst Day
March 19, 2009
NASDAQ:PETD